EXHIBIT 10.34


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                                 AMENDMENT NO. 2
                                       TO

                                 US$100,000,000
                            REVOLVING CREDIT FACILITY
                             DATED NOVEMBER 17, 1998




                                MADE AVAILABLE TO

                                SEACOR SMIT INC.



                                       BY

                           THE FINANCIAL INSTITUTIONS
                               SIGNATORIES HERETO

                                       AND

                          DEN NORSKE BANK ASA, AS AGENT


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                                 October 1, 1999

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


                     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment") is made as of the 1st day of October, 1999 by and between (i) SEACOR SMIT
INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), (ii) the financial institutions who are signatories hereto (together, the "Lenders", and each a "Lender") and (iii) DEN NORSKE BANK ASA, a banking corporation organized and existing under the laws of Norway, as agent for the Lenders (the "Agent"), which further amends that certain Credit Agreement dated November 17, 1998 made by and among the Borrower, the lenders listed in Schedule 1 thereto and the Agent, as amended by Amendment No. 1 thereto dated February 4, 1999 (the "Original Agreement").

                        W I T N E S S E T H    T H A T:

                     WHEREAS, pursuant to the Original Agreement, the Lenders made available to the Borrower a credit facility in the maximum principal amount of U.S.$100,000,000 (the "Loan"), the proceeds of which were made available for the purpose of repaying outstanding advances under the Existing Credit Facility (as defined in the Original Agreement) and for general corporate purposes; and

                     WHEREAS, the parties desire to amend certain provisions of the Original Agreement.

                     NOW, THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, it is hereby agreed as follows:

                     1. Definitions. Unless otherwise defined herein, words and expressions defined in the Original Agreement shall bear the same meanings when used herein.

                     2. Representations and Warranties. The Borrower hereby reaffirms, as of the date hereof, each and every representation and warranty made thereby in the Original Agreement and the Note (updated mutatis mutandis).

                     3. No Defaults. The Borrower hereby represents and warrants that as of the date hereof there exists no Event of Default or any condition which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

                     4. Performance of Covenants. The Borrower hereby reaffirms that it has duly performed and observed the covenants and undertakings set forth in the Original Agreement and the Note on its part to be performed, and covenants and undertakes to continue to duly perform and observe such covenants and undertakings, as amended hereby, so long as the Original Agreement, as the same is amended hereby and may hereafter be amended or supplemented, shall remain in effect.

                     5. Amendment to the Original Agreement. Subject to the terms and conditions of this Amendment, the Original Agreement is hereby amended and supplemented as follows:

         (a) all references to "this Agreement" shall be deemed to refer to the Original Agreement as amended hereby;

         (b)      Section 1.1 shall be amended by:

                  (1) inserting the following new definition of "Available-for-Sale Securities" immediately following the definition of "Assignment and Assumption Agreement(s)":

                           "means securities categorized as
                           "available-for-sale", as defined by the Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" issued by the Financial Accounting Standards Board;"

                  (2) deleting the existing definition of "Cash Equivalents" and inserting the following in place thereof:

                           "means (i) freely tradable securities registered with a public exchange in the United States having maturities of not more than ninety (90) days from the date of acquisition, in each case the value thereof shall be determined in accordance with GAAP; provided, however, that the value of any securities of Chiles held by the Borrower or its affiliates or securities pledged to third parties to secure financing or otherwise, shall be excluded from such determination, (ii) Marketable Securities and (iii) seventy-five percent (75%) of Restricted Cash;"

                  (3) inserting the following new definition of "Construction Reserve Funds" immediately following the definition of "Consolidated Net Worth":

                           "means money in one or more construction reserve funds established by the Borrower pursuant to Section 511 of the Merchant Marine Act, 1936;"


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                  (4)      amend the definition of Funded Debt by deleting the
                           word "and" before the word "(iv)", inserting before the words "less (v)" the following words:

                           "and (v) the aggregate total unsecured cost of debt subject to swap agreements entered into by the Borrower for the purpose of hedging the redemption values of Chiles' One Hundred Ten Million Dollars ($110,000,000) 10% Senior Notes due in the year 2008 whenever the Borrower does not maintain at least one of the following three criteria: (a) Investment Grade Rating from Moody's, (b) Investment Grade Rating from S&P, or (c) Funded Debt (without the inclusion of Chiles' Swap Agreements referred to in Section 10.4)/EBITDA ratio of less than two hundred twenty-five percent (225%)", deleting the figure "(v)"and the substitution of "(vi)" in lieu thereof, and by deleting the figure "(vi)"and the substitution of "(vii)" in lieu thereof;

                  (5) inserting the following new definition of "Held-to-Maturity Securities" immediately following the definition of "GAAP":

                           "means securities categorized as "held-to-maturity" as defined by the Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" issued by the Financial Accounting Standards Board;"

                  (6) inserting the following new definition of "Investment Grade Rating" immediately following the definition of "Interest Period(s)":

                           "means with respect to Moody's a rating of "Baa3" or better, and with respect to S&P a rating of "BBB-" or better;"

                  (7) inserting the following new definition of "Like-Kind Exchange Funds" immediately following the definition of "LIBOR Reference Date":

                           "means the funds belonging to and received by the Borrower following the sale of assets, and held by or on behalf of the Borrower for a period of up to six
                           (6) months pending a purchase of new assets


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
                           qualifying for "like-kind exchange" treatment under
                           Section 1031 of the Internal Revenue Code;"

                  (8) inserting the following new definition of "Marketable Securities" immediately following the definition of "Margin":

                           "means Available-for-Sale Securities and
                           Held-to-Maturity Securities, in each case the value thereof shall be determined in accordance with GAAP; provided, however, that the value of any securities of Chiles held by the Borrower or its affiliates or securities pledged to third parties to secure financing or otherwise, shall be excluded from such determination;"

                  (9) inserting the following new definition of "Restricted Cash" immediately following the definition of "Reference Banks":

                           "means Construction Reserve Funds and Like-Kind Exchange Funds;"

         (c) Section 10.1.A.(xviii) shall be amended by deleting the existing text and inserting the following in place thereof:

                           "(a) as long as the Borrower retains an Investment Grade Rating from either Moody's or S&P, maintain, on a consolidated basis, readily available cash or Cash Equivalents, while at any time excluding any cash or Cash Equivalents held by Chiles, in an aggregate amount at least equal to the greater of (i) Thirty Million Dollars ($30,000,000) and (ii) the twelve
                           (12) month projected interest expense assuming all available credit facilities, other than any and all Chiles Consolidated Debt, were drawn, and (b) if the Borrower fails to retain an Investment Grade Rating from either Moody's or S&P, maintain, on a consolidated basis, readily available cash or Cash Equivalents, while at any time excluding any cash or Cash Equivalents held by Chiles, in an amount at least equal to the greater of (i) Thirty Million Dollars ($30,000,000) and (ii) twelve and one-half percent (12 1/2%) of Funded Debt, on a consolidated basis, of the Borrower;"


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
                           and

         (d)      Section 10 shall be amended by inserting the following new
                  Section 10.4 at the end thereof:

                           "10.4 Chiles' Swap Agreements. The Borrower may enter into certain swap agreements to hedge the redemption values of Chiles' One Hundred Ten Million Dollars ($110,000,000) 10% Senior Notes due in the year 2008, provided that the Borrower (i) is in compliance with all the covenants in this Section 10 and (ii) the Borrower maintains at least one of the following three criteria: (a) Investment Grade Rating from Moody's, (b) Investment Grade Rating from S&P, or (c) Funded Debt (without the inclusion of Chiles' Swap Agreements referred to herein)/EBITDA ratio of less than two hundred twenty-five percent (225%). Should the Borrower not be in compliance with 10.4(i) and 10.4(ii), as outlined above, then the Borrower may not enter into any additional Chiles' Swap Agreements, without the written consent of the Lenders."

                     6. No Other Amendment. All other terms and conditions of the Original Agreement shall remain in full force and effect and the Original Agreement shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

                     7. Promissory Note. By the execution and delivery of this Amendment, the Borrower and the Lenders hereby consent and agree that all references in the Note to the Original Agreement shall be deemed to refer to the Original Agreement as amended by this Amendment.

                     8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                     9. Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original but all such counterparts shall constitute but one and the same agreement.

                     10. Headings; Amendment. In this Amendment, section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Amendment. This agreement cannot be amended other than by written agreement signed by the parties hereto.


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
                     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment by its duly authorized representative on the day and year first above written.

                                          SEACOR SMIT INC.

                                          By /s/ Randall Blank
                                             ----------------------------------
                                                Randall Blank
                                                Executive Vice President


                                          By special
                                          authority for DEN
                                          NORSKE BANK ASA,
                                          New York Branch,
                                          as Agent for the
                                          Lenders and as a
                                          Lender

                                          By /s/ Barbara Gronquist
                                             ----------------------------------
                                                Barbara Gronquist
                                                First Vice President


                                          and

                                          By /s/ Nikolai Nachamkin
                                             ----------------------------------
                                                Nikolai Nachamkin
                                                First Vice President


                                          Citibank, N.A.

                                          By /s/
                                             ----------------------------------
                                                Name:
                                                Title:




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                                          BankBoston, N.A.

                                          By /s/
                                             ----------------------------------
                                                Name:
                                                Title:













00382.068 #104197

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